                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

IN RE:                                           CHAPTER 11
   THE MIIX GROUP, INC., ET. AL.                 CASE NO: 04-13588 (MFW)
      DEBTORS.                                            (JOINTLY ADMINISTERED)

                            MONTHLY OPERATING REPORT
             FOR THE PERIOD: AUGUST 1, 2005 THROUGH AUGUST 31, 2005

            File with Court and submit copy to United States Trustee
                        within 25 days after end of month

                                                                                     DOCUMENT   EXPLANATION
                         REQUIRED DOCUMENTS                             FORM NO.     ATTACHED     ATTACHED
                         ------------------                           ------------   --------   -----------
Schedule of Cash Receipts and Disbursements                           MOR-1              X
   Bank Reconciliation (or copies of debtor's bank reconciliations)   MOR-1 (CONT)       X
   Copies of bank statements                                                             X
   Cash disbursements journals                                                           X
Statement of Operations                                               MOR-2              X
Balance Sheet                                                         MOR-3              X
Status of Post-Petition Taxes                                         MOR-4              X
   Copies of IRS Form 6123 or payment receipt                                                        X
   Copies of tax returns filed during reporting period                                   X
Summary of Unpaid Postpetition Debts                                  MOR-4              X
   Listing of aged accounts payable                                                                  X
Accounts Receivable Reconciliation and Aging                          MOR-5              X
Debtor Questionnaire                                                  MOR-5              X

I DECLARE UNDER PENALTY OF PERJURY (28 U.S.C. SECTION 1746) THAT THIS REPORT AND ATTACHED DOCUMENTS ARE TRUE AND CORRECT TO THE BEST OF MY KNOWLEDGE AND BELIEF.


-------------------------------------   ----------------------------------------
SIGNATURE OF AUTHORIZED INDIVIDUAL*     DATE

-------------------------------------   ----------------------------------------
PRINTED NAME OF AUTHORIZED INDIVIDUAL   TITLE OF AUTHORIZED INDIVIDUAL

* Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

IN RE:                                           CHAPTER 11
   THE MIIX GROUP, INC., ET. AL.                 CASE NO: 04-13588 (MFW)
      DEBTORS.                                            (JOINTLY ADMINISTERED)

                        EXPLANATION TO COVER SHEET ITEMS

Pursuant to the Debtors' discussion with representatives from the Office of the US Trustee on January 28, 2005, only those items marked with "X" under the "Document Attached" column on the cover sheet are required submissions for the monthly operating report.

In addition, per the request of the Office of the US Trustee, a summary of intercompany activity will been added as a supplement to this monthly operating report, when applicable.

Refer to the Exhibits section of this report for the following information:

     Exhibit A: Intercompany activity summaries
     Exhibit B: Cash disbursements journals
     Exhibit C: Bank statements and reconciliations

ACTUAL WEEKLY CASH FLOWS
JULY 2005

                                                                                  AUG-05
                                          1-AUG     8-AUG     15-AUG    22-AUG   ACTUALS
                                         -------   -------   -------   -------   -------
Week Beginning
Beginning cash balance                   $92,185   $92,185   $92,185   $92,185   $92,185
Income
   Advantage MSA Payments                     --        --        --        --        --
   MIIX in Rehab Payroll funding / MSA        --        --        --        --        --
   Miscellaneous receipts                     --        --        --        --        --
   Sale proceeds - certain assets             --        --        --        --        --
   Law RE Dividend                            --        --        --        --        --
                                         -------   -------   -------   -------   -------
   Total cash                                 --        --        --        --        --

Expenses
   Allocated portion of mgmt. Salaries        --        --        --        --        --
   Advantage Payroll                          --        --        --        --        --
   MIIX in Rehab Payroll                      --        --        --        --        --
   Current Severance commitments              --        --        --        --        --
   Allocation of finance salaries             --        --        --        --        --
                                         -------   -------   -------   -------   -------
   Total Salaries                             --        --        --        --        --

   Benefits @ 30%                             --        --        --        --        --

   Legal
      DBR                                     --        --        --        --        --
      Other                                   --        --        --        --        --
      Traxi                                   --        --        --        --        --
      US Trustee fee                          --        --        --        --        --

   Overhead Costs                             --        --        --        --        --
   Settlement with MIIX Insurance             --        --        --        --        --
   D&O Renewal                                --        --        --        --        --
   SEC complinace costs                       --        --        --        --        --
   SSG                                        --        --        --        --        --
   Advertising                                --        --        --        --        --
   Consulting                                 --        --        --        --        --
   Tax services                               --        --        --        --        --
   Information System Costs                   --        --        --        --        --
                                         -------   -------   -------   -------   -------
   Total expenses                             --        --        --        --        --
                                         -------   -------   -------   -------   -------
   Change in cash                             --        --        --        --        --
                                         -------   -------   -------   -------   -------
Ending Cash Balance                      $92,185   $92,185   $92,185   $92,185   $92,185
                                         =======   =======   =======   =======   =======

Please note: No cash flow projections were prepared for the post-Close period (subsequent to April 15, 2005).

ACTUAL WEEKLY CASH FLOWS
JULY 2005

                                                                                                AUG-05
                                            1-AUG        8-AUG       15-AUG       22-AUG       ACTUALS
                                         ----------   ----------   ----------   ----------   -----------
Week Beginning
Beginning cash balance                   $1,994,921   $1,967,556   $1,962,291   $1,955,767   $1,994,921

Income
   Advantage MSA Payments                        --           --           --           --           --
   MIIX in Rehab Payroll funding / MSA           --           --           --           --           --
   Miscellaneous receipts                    21,585           --          118        1,630       23,332
   Sale proceeds - certain assets                --           --           --           --           --
   Law RE Dividend                               --           --           --           --           --
                                         ----------   ----------   ----------   ----------   ----------
   Total cash                                21,585           --          118        1,630       23,332

Expenses
   Allocated portion of mgmt. Salaries           --           --           --           --           --
   Advantage Payroll (1)                         --           --           --           --           --
   MIIX in Rehab Payroll                         --           --           --           --           --
   Current Severance commitments                 --           --           --           --           --
   Allocation of finance salaries                --           --           --           --           --
                                         ----------   ----------   ----------   ----------   ----------
   Total Salaries                                --           --           --           --           --

   Benefits @ 30%                                --           --           --           --           --

Legal
   DBR                                           --           --           --           --           --
   Other                                      3,800          436        5,000           --        9,236
   Traxi                                     34,037           --           --       38,683       72,720
   US Trustee fee                             4,500           --           --           --        4,500
Overhead Costs                                6,613        4,829        1,642           --       13,084
Settlement with MIIX Insurance                   --           --           --           --           --
D&O Renewal                                      --           --           --           --           --
SEC complinace costs                             --           --           --           --           --
SSG                                              --           --           --           --           --
Advertising                                      --           --           --           --           --
Consulting                                       --           --           --           --           --
Tax services                                     --           --           --           --           --
Information System Costs                         --           --           --           --           --
                                         ----------   ----------   ----------   ----------   ----------
   Total expenses                            48,950        5,265        6,642       38,683       99,540
                                         ----------   ----------   ----------   ----------   ----------
   Change in cash                           (27,365)      (5,265)      (6,524)     (37,053)     (76,208)
                                         ----------   ----------   ----------   ----------   ----------
Ending Cash Balance                      $1,967,556   $1,962,291   $1,955,767   $1,918,713   $1,918,713
                                         ==========   ==========   ==========   ==========   ==========

Please note: No cash flow projections were prepared for the post-Close period (subsequent to April 15, 2005).

MIIX GROUP & NJSMU
ACTUAL VS. PROJECTED CASH FLOW ANALYSIS

                                                     MIIX GROUP                                 NJSMU
                                                 12/20/04 -  8/31/05                     12/20/04 - 8/31/05
                                         ----------------------------------   -------------------------------------
                                           ACTUAL    PROJECTED*    VARIANCE     ACTUAL      PROJECTED*    VARIANCE
                                         ---------   ----------   ---------   ----------   -----------   ----------
Beginning cash balance                   $ 200,077   $ 197,773    $  2,304    $1,026,276   $   994,211   $   32,065

Income
   Advantage MSA Payments                       --          --          --     1,981,332     2,155,717     (174,385)
   MIIX in Rehab Payroll funding / MSA          --          --          --       100,000       117,000      (17,000)
   Miscellaneous receipts                   43,889          --      43,889       459,051            --      459,051
   Sale proceeds - certain assets               --          --          --     1,014,511            --    1,014,511
   Law RE Dividend                              --          --          --       380,000       400,000      (20,000)
                                         ---------   ---------    --------    ----------   -----------   ----------
   Total cash                               43,889          --      43,889     3,934,894     2,672,717    1,262,177

Expenses
   Allocated portion of mgmt. Salaries          --      43,721     (43,721)           --        40,000      (40,000)
   Advantage Payroll                            --          --          --     1,424,884     1,195,740      229,144
   MIIX in Rehab Payroll                        --          --          --            --        90,000      (90,000)
   Current Severance commitments                --          --          --            --            --           --
   Allocation of finance salaries               --          --          --            --        34,973      (34,973)
                                         ---------   ---------    --------    ----------   -----------   ----------
   Total Salaries                               --      43,721     (43,721)    1,424,884     1,360,713       64,171

   Benefits @ 30%                               --      13,116     (13,116)           --       408,214     (408,214)

   Legal
      DBR                                       --          --          --       196,071       360,000     (163,929)
      Other                                     --      60,000     (60,000)      172,850        40,000      132,850
      Traxi                                     --          --          --       231,285       107,980      123,305
      US Trustee fee                           250         750        (500)        9,750         5,000        4,750
   Overhead Costs                           43,888      13,762      30,126       763,023     1,078,910     (315,886)
   Settlement with MIIX Insurance               --          --          --       121,828       334,000     (212,172)
   D&O Renewal                              90,753      90,753          --        91,024            --       91,024
   SEC complinace costs                         --      15,000     (15,000)           --            --           --
   SSG                                          --          --          --            --            --           --
   Advertising                               8,425          --       8,425            --            --           --
   Consulting                                8,465          --       8,465            --            --           --
   Tax services                                 --          --          --            --            --           --
   Information System Costs                     --          --          --        31,742       102,000      (70,258)
                                         ---------   ---------    --------    ----------   -----------   ----------
   Total expenses                          151,781     237,103     (85,322)    3,042,457     3,796,816     (754,359)
                                         ---------   ---------    --------    ----------   -----------   ----------
   Change in cash                         (107,892)   (237,103)    129,211       892,437    (1,124,099)   2,016,536
                                         ---------   ---------    --------    ----------   -----------   ----------
Ending Cash Balance                      $  92,185   $ (39,330)   $131,515    $1,918,713   $  (129,888)  $2,048,601
                                         =========   =========    ========    ==========   ===========   ==========

                                                TOTAL - COMBINED DEBTORS
                                                  12/20/04 -  8/31/05
                                         -------------------------------------
                                            ACTUAL     PROJECTED*    VARIANCE
                                         ----------   -----------   ----------
Beginning cash balance                   $1,226,353   $ 1,191,984   $   34,369

Income
   Advantage MSA Payments                 1,981,332     2,155,717     (174,385)
   MIIX in Rehab Payroll funding / MSA      100,000       117,000      (17,000)
   Miscellaneous receipts                   502,940            --      502,940
   Sale proceeds - certain assets         1,014,511            --    1,014,511
   Law RE Dividend                          380,000       400,000      (20,000)
                                         ----------   -----------   ----------
   Total cash                             3,978,783     2,672,717    1,306,066

Expenses
   Allocated portion of mgmt. Salaries           --        83,721      (83,721)
   Advantage Payroll                      1,424,884     1,195,740      229,144
   MIIX in Rehab Payroll                         --        90,000      (90,000)
   Current Severance commitments                 --            --           --
   Allocation of finance salaries                --        34,973      (34,973)
                                         ----------   -----------   ----------
   Total Salaries                         1,424,884     1,404,434       20,450

   Benefits @ 30%                                --       421,330     (421,330)

   Legal
      DBR                                   196,071       360,000     (163,929)
      Other                                 172,850       100,000       72,850
      Traxi                                 231,285       107,980      123,305
      US Trustee fee                         10,000         5,750        4,250
   Overhead Costs                           806,911     1,092,672     (285,760)
   Settlement with MIIX Insurance           121,828       334,000     (212,172)
   D&O Renewal                              181,777        90,753       91,024
   SEC complinace costs                          --        15,000      (15,000)
   SSG                                           --            --           --
   Advertising                                8,425            --        8,425
   Consulting                                 8,465            --        8,465
   Tax services                                  --            --           --
   Information System Costs                  31,742       102,000      (70,258)
                                         ----------   -----------   ----------
   Total expenses                         3,194,238     4,033,919     (839,680)
                                         ----------   -----------   ----------
   Change in cash                           784,545    (1,361,201)   2,145,746
                                         ----------   -----------   ----------
Ending Cash Balance                      $2,010,898   $  (169,218)  $2,180,116
                                         ==========   ===========   ==========

[*] No cash flow projections were prepared for the post-Close period (subsequent to April 15, 2005).

IN RE:                                                   CHAPTER 11
   THE MIIX GROUP, INC.                                  CASE NO: 04-13588 (MFW)
      DEBTORS.

                                INCOME STATEMENTS FOR THE PERIODS
                                ---------------------------------
                                    08/01/05 TO   12/21/04 TO
                                      08/31/05     08/31/05
                                    -----------   -----------
                                    (Unaudited)   (Unaudited)
Net investment income                   $--        $   8,293
                                        ---        ---------
Total revenue                            --            8,293
                                        ---        ---------
Expenses:
   Salary, benefits and taxes            --           93,318
   Insurance                             --          203,738
   Professional services                 --           44,090
   Other expenses                        --           34,325
                                        ---        ---------
Total expenses                           --          375,471
                                        ---        ---------
Loss before income taxes                 --         (367,178)

Federal income tax benefit               --               --
                                        ---        ---------
Net loss                                $--        $(367,178)
                                        ===        =========

IN RE:                                                   CHAPTER 11
   NEW JERSEY STATE MEDICAL UNDERWRITERS                 CASE NO: 04-13589 (MFW)
      DEBTORS.

                                              INCOME STATEMENTS FOR THE PERIODS
                                              ---------------------------------
                                                  08/01/05 TO   12/21/04 TO
                                                    08/31/05      08/31/05
                                                  -----------   -----------
                                                  (Unaudited)   (Unaudited)
MDAdvantage management service agreement           $     --      $1,472,029
MDAdvantage incentive payment                            --         100,000
Dividends received from subsidiary                       --         380,000
Gain on Sale of Assets                                   --         746,345
Other income                                         23,332         259,086
                                                   --------      ----------
Total revenue                                        23,332       2,957,460
                                                   --------      ----------
Expenses:
   Salary, benefits and taxes                            --         (65,189)
   Insurance                                          2,397         173,966
   Professional services                             77,183         763,089
   MDAdvantage management service agreement              --       1,472,029
   Goodwill writeoff                                     --       1,000,000
   Other expenses                                    11,086         252,082
                                                   --------      ----------
Total expenses                                       90,666       3,595,977
                                                   --------      ----------
Income before federal income taxes                  (67,334)       (638,517)
State and Federal income tax benefit                     --        (163,374)
                                                   --------      ----------
Net income                                         $(67,334)     $ (475,143)
                                                   ========      ==========

IN RE:                                                   CHAPTER 11
   THE MIIX GROUP, INC.                                  CASE NO: 04-13588 (MFW)
      DEBTORS.

                                       BALANCE SHEET AS OF
                                            08/31/2005
                                       -------------------
                                           (Unaudited)
Assets
   Investments in subsidiaries              $7,455,367
   Cash & short term investments                92,185
   Other assets                                679,911
                                            ----------
Total Assets                                 8,227,463
                                            ==========
Liabilities & Equity
   Liabilities Subject to Compromise         8,886,290
   Intercompany payable                         35,050
   Other accrued expenses                       16,148
                                            ----------
Total Liabilities                            8,937,488
Equity                                        (710,026)
                                            ----------
Total Liabilities & Equity                  $8,227,463
                                            ==========

IN RE:                                                   CHAPTER 11
   NEW JERSEY STATE MEDICAL UNDERWRITERS                 CASE NO: 04-13589 (MFW)
      DEBTORS.

                                                  BALANCE SHEET AS OF
                                                       08/31/2005
                                                  -------------------
                                                      (Unaudited)
Assets
   Investments in subsidiaries                        $ 2,412,774
   Cash & short term investments                        1,676,342
   Intercompany receivables                             8,968,057
   Receivable from MIIX Insurance Co. in Rehab.           225,357
   Receivable from MDAdvantage                             41,237
   Prepaid expenses                                        20,768
   Goodwill, net                                               --
   Furniture & equipment                                       --
   Miscellaneous assets                                   342,026
                                                      -----------
Total Assets                                          $13,686,560
                                                      ===========

Liabilities & Equity
   Deferred gain                                      $ 1,500,000
   Liabilities subject to compromise                    3,688,348
   Accrued expenses                                       181,927
   Accrued pension liability                              851,874
   Other liabilites                                         9,045
                                                      -----------
Total Liabilities                                       6,231,194
Equity                                                  7,455,367
                                                      -----------
Total Liabilities & Equity                            $13,686,561
                                                      ===========

IN RE:                                                   CHAPTER 11
   THE MIIX GROUP, INC.                                  CASE NO: 04-13588 (MFW)
      DEBTORS.

                          STATUS OF POSTPETITION TAXES

                                   BEGINNING     AMOUNT                                   ENDING
                                      TAX       WITHHELD    AMOUNT   DATE   CHECK NO.       TAX
                                   LIABILITY   OR ACCRUED    PAID    PAID    OR EFT      LIABILITY
                                  ----------   ----------   ------   ----   ---------   ----------
FEDERAL
   Withholding                    $       --       $--        $--                       $       --
   FICA - Employee                $       --       $--        $--                       $       --
   FICA - Employer                $       --       $--        $--                       $       --
   Unemployment                   $       --       $--        $--                       $       --
   Income                         $       --       $--        $--                       $       --
   Other:                         $       --       $--        $--                       $       --
                                  ----------       ---        ---                       ----------
      Total Federal Taxes         $       --       $--        $--                       $       --
                                  ==========       ===        ===                       ==========

STATE & LOCAL
   Withholding                    $       --       $--        $--                       $       --
   Sales                          $       --       $--        $--                       $       --
   Excise                         $       --       $--        $--                       $       --
   Unemployment                   $       --       $--        $--                       $       --
   Real Property                  $       --       $--        $--                       $       --
   Personal Property              $       --       $--        $--                       $       --
   Other: Income                  $(2,000.00)      $--        $--                       $(2,000.00)
                                  ----------       ---        ---                       ----------
      Total State & Local Taxes   $(2,000.00)      $--        $--                       $(2,000.00)
                                  ==========       ===        ===                       ==========
TOTAL TAXES                       $(2,000.00)      $--        $--                       $(2,000.00)
                                  ==========       ===        ===                       ==========

IN RE:                                                   CHAPTER 11
   NEW JERSEY STATE MEDICAL UNDERWRITERS                 CASE NO: 04-13589 (MFW)
      DEBTORS.

                          STATUS OF POSTPETITION TAXES

                                  BEGINNING     AMOUNT                                   ENDING
                                     TAX       WITHHELD    AMOUNT   DATE   CHECK NO.      TAX
                                  LIABILITY   OR ACCRUED    PAID    PAID     OR EFT    LIABILITY
                                  ---------   ----------   ------   ----   ---------   ---------
FEDERAL
   Withholding                    $      --       $--        $--                       $      --
   FICA - Employee                $      --       $--        $--                       $      --
   FICA - Employer                $      --       $--        $--                       $      --
   Unemployment                   $      --       $--        $--                       $      --
   Income                         $      --       $--        $--                       $      --
   Other:                         $      --       $--        $--                       $      --
                                  ---------       ---        ---                       ---------
      Total Federal Taxes         $      --       $--        $--                       $      --
                                  =========       ===        ===                       =========

STATE & LOCAL
   Withholding                    $      --       $--        $--                       $      --
   Sales/Use                      $7,883.00       $--        $--                       $7,883.00
   Excise                         $      --       $--        $--                       $      --
   Unemployment/SDI               $      --       $--        $--                       $      --
   Real Property                  $      --       $--        $--                       $      --
   Personal Property              $      --       $--        $--                       $      --
   Other: Escheat                 $1,506.00       $--        $--                       $1,506.00
                                  ---------       ---        ---                       ---------
      Total State & Local Taxes   $9,389.00       $--        $--                       $9,389.00
                                  =========       ===        ===                       =========
TOTAL TAXES                       $9,389.00       $--        $--                       $9,389.00
                                  =========       ===        ===                       =========

IN RE:                                                   CHAPTER 11
   THE MIIX GROUP, INC.                                  CASE NO: 04-13588 (MFW)
      DEBTORS.

                      SUMMARY OF POSTPETITION UNPAID DEBTS
                              AS OF AUGUST 31, 2005

                                        POST-PETITION
                VENDOR                   AMOUNTS DUE
                ------                  -------------
SaiberSchlesinger Satz & Goldstein        $ 2,250.00
SaiberSchlesinger Satz & Goldstein          1,197.50
Wilmer Cutler Pickering Hale And Door       8,899.85
Wilmer Cutler Pickering Hale And Door       3,329.60
                                          ----------
   Total                                  $15,676.95
                                          ==========

IN RE:                                                   CHAPTER 11
   NEW JERSEY STATE MEDICAL UNDERWRITERS                 CASE NO: 04-13589 (MFW)
      DEBTORS.

                      SUMMARY OF POSTPETITION UNPAID DEBTS
                              AS OF AUGUST 31, 2005

                                     POST-PETITION
              VENDOR                  AMOUNTS DUE
              ------                 -------------
Hewlett-Packard                        $ 1,399.20
PBCC                                       501.98
SaiberSchlesinger Satz & Goldstein         360.00
Sunguard Recovery Services               3,238.00
Systems Union                           23,106.72
Systems Union                              468.76
                                       ----------
Total                                  $29,074.66
                                       ==========

IN RE:                                                   CHAPTER 11
   THE MIIX GROUP, INC.                                  CASE NO: 04-13588 (MFW)
      DEBTORS.

                  ACCOUNTS RECEIVABLE RECONCILIATION AND AGING
                              AS OF AUGUST 31, 2005

ACCOUNTS RECEIVABLE RECONCILIATION                                   AMOUNT
----------------------------------                                   ------
Total Accounts Receivable at the beginning of the reporting period     $--
+ Amounts billed during the period                                     $--
- Amounts collected during the period                                  $--
Total Accounts Receivable at the end of the reporting period           $--

ACCOUNTS RECEIVABLE AGING                                            AMOUNT
-------------------------                                            ------
0 - 30 days old                                                        $--
31 - 60 days old                                                       $--
61 - 90 days old                                                       $--
91+ days old                                                           $--
Total Accounts Receivable                                              $--
Amount considered uncollectible (Bad Debt)                             $--
Accounts Receivable (Net)                                              $--

                              DEBTOR QUESTIONNAIRE

MUST BE COMPLETED EACH MONTH                                                     YES   NO
----------------------------                                                     ---   --
1.   Have any assets been sold or transferred outside the normal course of
     business this reporting period? If yes, provide an explanation below.              X

2.   Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation
     below.                                                                             X

3.   Have all postpetition tax returns been timely filed? If no, provide an
     explanation below.                                                                 X

4.   Are workers compensation, general liability and other necessary insurance
     coverages in effect? If no, provide an explanation below.                    X

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
Explanation 3.: Post-petition tax returns are in the process of being prepared.

________________________________________________________________________________

________________________________________________________________________________

                                                                      FORM MOR-5
                                                                      (9/99)

IN RE:                                                   CHAPTER 11
   NEW JERSEY STATE MEDICAL UNDERWRITERS                 CASE NO: 04-13589 (MFW)
      DEBTORS.

                  ACCOUNTS RECEIVABLE RECONCILIATION AND AGING
                              AS OF AUGUST 31, 2005

ACCOUNTS RECEIVABLE RECONCILIATION                                      AMOUNT
----------------------------------                                   -----------
Total Accounts Receivable at the beginning of the reporting period   $9,254,488
+ Amounts billed during the period                                   $       --
- Amounts collected during the period                                $   19,837
- Intercompany writedowns                                            $       --
Total Accounts Receivable at the end of the reporting period         $9,234,651

ACCOUNTS RECEIVABLE AGING                      AMOUNT
-------------------------                    ----------
0 - 30 days old                              $       --
31 - 60 days old                             $       --
61 - 90 days old                             $  151,791
91+ days old                                 $9,082,860
Total Accounts Receivable                    $9,234,651
Amount considered uncollectible (Bad Debt)   $       --
Accounts Receivable (Net)                    $9,234,651

                              DEBTOR QUESTIONNAIRE

MUST BE COMPLETED EACH MONTH                                                     YES   NO
----------------------------                                                     ---   --
1.   Have any assets been sold or transferred outside the normal course of
     business this reporting period? If yes, provide an explanation below.              X

2.   Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation
     below.                                                                             X

3.   Have all postpetition tax returns been timely filed? If no, provide an
     explanation below.                                                                 X

4.   Are workers compensation, general liability and other necessary insurance
     coverages in effect? If no, provide an explanation below.                    X

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
Explanation 3.: Post-petition tax returns are in the process of being prepared.

________________________________________________________________________________

________________________________________________________________________________

                                                                      FORM MOR-5
                                                                      (9/99)

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

IN RE:                                           CHAPTER 11
   THE MIIX GROUP, INC., ET. AL.                 CASE NO: 04-13588 (MFW)
      DEBTORS.                                            (JOINTLY ADMINISTERED)

                   EXHIBIT A: INTERCOMPANY ACTIVITY SUMMARIES

Refer to pages that follow.

THE MIIX GROUP, INC.
SUPPLEMENTAL INTERCOMPANY SUMMARY

ACCOUNT       PERIOD   BATCH NAME   JOURNAL NAME   POSTED DATE   USD DEBIT   USD CREDIT
-------       ------   ----------   ------------   -----------   ---------   ----------
No Activity

NEW JERSEY STATE MEDICAL UNDERWRITERS, INC.
SUPPLEMENTAL INTERCOMPANY SUMMARY

ACCOUNT       PERIOD   BATCH NAME   JOURNAL NAME   POSTED DATE   USD DEBIT   USD CREDIT
-------       ------   ----------   ------------   -----------   ---------   ----------
No Activity

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

IN RE:                                           CHAPTER 11
   THE MIIX GROUP, INC., ET. AL.                 CASE NO: 04-13588 (MFW)
      DEBTORS.                                            (JOINTLY ADMINISTERED)

                     EXHIBIT B: CASH DISBURSEMENTS JOURNALS

Refer to pages that follow.

   TYPE       CHECK/WIRE   DATE   PAYEE   PAID AMOUNT
   ----       ----------   ----   -----   -----------
No activity

PMT. TYPE   CHECK NO.      DATE                    PAYEE                 ORIGINAL AMOUNT
---------   ---------   ----------   ---------------------------------   ---------------
Check          1065     08/01/2005   Traxi LLC                             $(33,500.00)
Check          1066     08/01/2005   CSC                                     (2,431.40)
Check          1067     08/01/2005   Office of the US Trustee                (3,750.00)
Check          1069     08/01/2005   Mellon Global Securities Services         (332.42)
Check          1070     08/01/2005   Computershare                           (2,179.51)
Check          1071     08/01/2005   Office of the US Trustee                  (750.00)
Check          1072     08/23/2005   Horizon Blue Cross Blue Shield            (885.88)
Check          1073     08/23/2005   Horizon Blue Cross Blue Shield          (1,511.42)
Check          1074     08/03/2005   White Space                             (5,000.00)
Check          1075     08/12/2005   Intercall                               (1,642.31)
Check          1079     08/11/2005   Traxi LLC                              (38,683.00)
                                                                           -----------
                                     Total                                 $(90,665.94)
                                                                           ===========

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

IN RE:                                           CHAPTER 11
   THE MIIX GROUP, INC., ET. AL.                 CASE NO: 04-13588 (MFW)
      DEBTORS.                                            (JOINTLY ADMINISTERED)

                  EXHIBIT C: BANK STATEMENTS & RECONCILIATIONS

Refer to pages that follow.

BEGINNING BALANCE                   89,706.00
CLEARED BALANCE                     89,706.00
REGISTER BALANCE AS OF 08/31/2005   89,706.00
ENDING BALANCE                      89,706.00

BEGINNING BALANCE                      1,874,446.54
   CLEARED TRANSACTIONS
      CHECKS AND PAYMENTS - 16 ITEMS     -99,540.34
      DEPOSITS AND CREDITS - 5 ITEMS      23,332.28
                                       ------------
   TOTAL CLEARED TRANSACTIONS            -76,208.06
                                       ------------
CLEARED BALANCE                        1,798,238.48
                                       ============
   UNCLEARED TRANSACTIONS
      CHECKS AND PAYMENTS - 3 ITEMS     -121,933.74
      DEPOSITS AND CREDITS - 2 ITEMS          37.56
                                       ------------
   TOTAL UNCLEARED TRANSACTIONS         -121,896.18
                                       ------------
REGISTER BALANCE AS OF 08/31/2005      1,676,342.30
                                       ============
   NEW TRANSACTIONS
      CHECKS AND PAYMENTS - 18 ITEMS    -240,861.33
      DEPOSITS AND CREDITS - 2 ITEMS         236.20
                                       ------------
   TOTAL NEW TRANSACTIONS               -240,625.13
                                       ------------
ENDING BALANCE                         1,435,717.17
                                       ============